                                                                   EXHIBIT 10.15



                          ADDENDUM TO VENDOR AGREEMENT

This Addendum to Vendor Agreement (the "Addendum") is entered into by AutoZone Parts, Inc. ("AutoZone") and Motorcar Parts of America, Inc. ("MPA") as of the 8th day of May, 2004, and is attached to and made a part of the Vendor Agreement (the "Agreement") dated April 6, 2004, between AutoZone and MPA. All capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements of the parties set forth herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. On May 8, 2004, AutoZone will sell approximately $24,000,000 of product to MPA, which product will immediately thereafter become POS inventory (the "New POS Product") under the terms of the POS Addendum dated May 8, 2004, between the parties (the "POS Addendum"). The New POS Product is identified as such in the POS Addendum. The title to the New POS Product will transfer to MPA on May 8, 2004. The final value of the New POS Product will be mutually agreed to by the parties no later than May 15, 2004 ("New POS Product Credit Amount").

2. AutoZone will take monthly credits for the New POS Product Credit Amount over a 24 month period as follows:

Date                Credit Amount           Date                 Credit Amount
----                -------------           ----                 -------------
May 7, 2004         $   100,000             June 1, 2005            $1,090,000
June 1, 2004        $   200,000             July 1, 2005            $1,090,000
July 1, 2004        $   300,000             August 1, 2005          $1,090,000
August 1, 2004      $   500,000             September 1, 2005       $1,090,000
September 1, 2004   $   700,000             October 1, 2005         $1,090,000
October 1, 2004     $   800,000             November 1, 2005        $1,090,000
November 1, 2004    $   900,000             December 1, 2005        $1,090,000
December 1, 2004    $   900,000             January 1, 2006         $1,090,000
January 1, 2005     $   900,000             February 1, 2006        $1,090,000
February 1, 2005    $   900,000             March 1, 2006           $1,090,000
March 1, 2005       $   900,000             April 1, 2006           $3,910,000
April 1, 2005       $ 1,000,000
May 1, 2005         $ 1,090,000             Total                  $24,000,000

Any adjustment necessary to reflect the actual amount of the New POS Product Credit Amount shall be reflected in the April 1, 2006 Credit Amount. These credits memos shall be credited against MPA invoices for purchases by AutoZone, its subsidiaries and affiliates. These credits shall not be considered receivables when computing the "holdback" amount for future AutoZone payments through any Suppliers Confirmed Receivables Program. Also, there will be no "holdbacks" for POS transactions.

3. MPA grants to AutoZone a first lien purchase money security interest in all of the New POS Product and the proceeds therefrom (the "Security Interest"). The Security Interest shall secure the payment of the New POS Product Credit Amount by MPA. MPA hereby warrants and covenants: (a) MPA hereby authorizes (and will execute upon request) any financing statement or other document or procure any document in all public offices wherever filing is deemed by AutoZone to be necessary to create, evidence, perfect and/or protect AutoZone's Security Interest in the New POS Product, and (b) if AutoZone pays any taxes, liens, or other encumbrances at any time levied or placed on the New POS Product or the filing of any such financing statement, MPA agrees to reimburse AutoZone on demand for any such payment made. AutoZone and MPA agree that the aggregate value of New POS Product shall at all times equal or exceed the New POS Product Credit Amount then outstanding. MPA represents and warrants that, during the prior five (5) years, it has had offices and business operations only in the states of New York, Tennessee, North Carolina and California.

4. During the term of this Addendum, AutoZone hereby appoints MPA, and MPA hereby accepts such appointment, as the exclusive supplier for the following starters and alternators in the indicated Distribution Centers ("DC"):


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
AUTOZONE DC     ITEMS MPA WILL SUPPLY EXCLUSIVELY
-----------     ---------------------------------
                -
                -

                -
                -
                -
                -
                -

                -
                -

                -
                -
                -
                -

                -
                -
                -

                -
                -
                -
                -
                -
                -

                -
                -
                -
                -
                -
                -

                -
                -
                -
                -
                -
                -

                -
                -
                -
                -

AutoZone segments its offerings of its private label starters and alternators as good, better and best. AutoZone and MPA agree that MPA shall be the exclusive supplier of AutoZone's private label starters and alternators in each of the segments and categories in the DCs to the extent as described above, throughout the term of this Addendum. Further, MPA shall have the right of first refusal to meet an offer to supply AutoZone with any additional starter or alternator product lines introduced in the segments and categories in the DC's to the extent described above during the term of this Addendum.

5. In addition to any other rights it may have under this Addendum, AutoZone shall have the option to (i) terminate MPA's rights to be the exclusive supplier of the parts set forth in Section 4 of this Addendum and/or (ii) terminate this


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


Addendum in the event any of the following events occurs and MPA does not fully cure such failure or event within thirty (30) days after receipt of written notice thereof from AutoZone:

      (a) MPA fails to maintain a running fill rate of at least [ ]% on a rolling [ ] day basis. In calculating the running fill rate for purposes of the preceding sentence, the parties will not take into account (i) FOG, (ii) the addition of new part numbers added during such [ ] day period, (iii) VDP orders, and (iv) cross-dock orders. The fill rate shall be calculated as follows:

                Actual product delivered during relevant [  ] day period  * 100%
                ------------------------------------------------------
                      Product ordered during relevant [  ] day period

      (b) The rolling [ ] day damaged return rate for the entire product line manufactured and supplied by MPA to AutoZone under the Agreement exceeds the damaged return rate for the same period in the preceding year for the entire product line by at least [ ]%. These return rates will be generated by AutoZone's systems. This excludes damaged return rate increases caused by (i) seasonality, (ii) decreases in sales volume, or (iii) material changes in AutoZone's business practices.

      (c)   [


                               ]

      (d) The Pay On Scan Addendum dated May 8, 2004, between the parties is terminated by MPA.

6. In the event that MPA breaches the terms of this Addendum and fails to cure such breach in accordance with the terms of this Addendum, then, if AutoZone elects to terminate MPA's rights to be the exclusive supplier of the parts set forth in Section 4 ("Termination"), AutoZone shall [



                   ] In the event of a Termination, MPA will issue credit memos equal to the purchases by AutoZone, its subsidiaries and affiliates, of New POS Product and other products offered under the POS Addendum until the balance of the New POS Product Credit Amount is equal to zero. Thereafter, all purchases of such product will be invoiced by and paid to MPA in accordance with the terms of the Agreement and the POS Addendum. If AutoZone ceases to purchase a product line from MPA, core and warranty returns relating to such product line will transition to the new vendor(s) of record for such product line on the same date that the new vendor(s) of record first receives orders from AutoZone for such product lines.

7. The term of this Addendum shall begin on May 8, 2004, and shall terminate on May 7, 2008.

8. MPA agrees to support AutoZone's merchandising initiatives, including, but not limited to, funding price shopping, product testing programs, and catalog efforts. MPA will cooperate with AutoZone to expand or contract then-current Pay On Scan ("POS") products into or out of AutoZone retail locations as AutoZone, in its sole opinion, deems necessary for its business operations. AutoZone and MPA agree to use reasonable commercial efforts to convert all products sold by MPA to AutoZone to POS under the Agreement and POS Addendum no later than April 30, 2006. If the parties are unable to achieve the conversion of all product sold by MPA to AutoZone to POS by April 30, 2006, AutoZone and MPA shall amend this Addendum, in terms substantially similar to those set forth, to provided that effective May 1, 2006, MPA will provide AutoZone with an additional $24,000,000 to be credited against POS product sales through May 8, 2008, in 24 monthly installments of $1,000,000 each and the term of this Agreement shall be extended through May 7, 2010.

9. Each of MPA and AutoZone agrees that it shall maintain the existence of this Addendum and any discussions relating hereto, as well as all of the terms and conditions hereof, strictly confidential and that each will use the same degree of care in maintaining such confidence as it uses to hold its own confidential information confidential, except as ordered by a court or as required by governmental regulation, including the rules and regulations of the Securities and Exchange Commission. This Addendum shall be considered Confidential Information under the Confidentiality Agreement existing between MPA and AutoZone.

10. The undersigned confirm that the Agreement and the POS Addendum remains in full force and effect without amendment or modification of any kind, except as set forth in this Addendum. In the event of a conflict between the terms and conditions of this Addendum and those appearing in the Agreement or the POS Addendum, the terms and conditions of this Addendum shall prevail.

11. Each of MPA and AutoZone warrants that this Addendum has been duly authorized by it and executed by a duly authorized officer thereof and that this Addendum does not violate or conflict with any existing agreements or laws applicable to it.

12. This Addendum is the first step in a long-term initiative whereby AutoZone and MPA agree to use all commercially reasonable efforts to convert all products sold by MPA to AutoZone to POS status under the terms of the Agreement and POS Addendum. The parties mutually agree to continue to work to execute a long term POS contract that encompasses the entire business between the parties.

      IN WITNESS WHEREOF, the parties have signed this Addendum on the date first above written.

MOTORCAR PARTS OF AMERICA, INC.           AUTOZONE PARTS, INC.


By:      /s/ SELWYN JOFFE                 By:        /s/ MICHAEL LONGO
     -------------------------------          ----------------------------------

Name:    Selwyn Joffe                     Name:      Michael Longo
     -------------------------------            --------------------------------

Title:   Chairman, President & CEO        Title:     Senior Vice President
       -----------------------------             -------------------------------

Date:    May 7, 2004                      Date:      May 7, 2004
      ------------------------------            --------------------------------


                                          By:        /s/ STEVE ODLAND
                                              ----------------------------------

                                          Name:      Steve Odland
                                                --------------------------------

                                          Title:     Chairman, President & CEO
                                                 -------------------------------

                                          Date:      May 7, 2004
                                                --------------------------------



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